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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) March 19, 1998



                      ASSOCIATES FIRST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                            (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000



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Item 5.  Other Events.

      On March 19, 1998, Associates First Capital Corporation (the "Registrant") announced it had entered into an agreement in principle to acquire DIC Finance Co., Ltd., a Japanese consumer finance company. A copy of the news release dated March 19, 1998 issued by the Registrant is attached as Exhibit 20 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.


     20 - News Release by Associates First Capital Corporation dated March 19, 1998




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ASSOCIATES FIRST CAPITAL CORPORATION




                            By: /s/ Michael J. Forde
                                  ------------------
                                  Michael J. Forde
                                  Assistant Secretary

Date: March 19, 1998

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

  20 News release by Associates First Capital Corporation dated March 19, 1998